Putnam
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The bond market has not been its usual safe haven for investors in recent months. Rising interest rates knocked the wind out of fixed-income securities just as they had begun to catch the hint of a favorable breeze. The situation was exacerbated as investors regained their confidence in common stocks and abandoned the safety of bonds.

However, an unfavorable environment often translates into opportunity for investors. In fact, as they explain in the accompanying report, Putnam Income Fund's managers are already focusing on the opportunities that they believe should lie in the wake of the bond market's decline and are positioning the portfolio accordingly.

Fixed-income investors themselves should take comfort in the quote from The Wall Street Journal that appears on page 3 of this report. It reminds us that stocks will not always be as exuberant as they are now and that balancing exposure to stocks with bonds provides diversification and protection against stock market declines. Point well taken.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999


Report from the Fund Managers

Krishna K. Memani
Kevin M. Cronin

Fixed-income investors witnessed a sharp turnaround in U.S. bond markets during Putnam Income Fund's fiscal year that ended on October 31, 1999. At the end of calendar 1998 and the beginning of calendar 1999, a positive backdrop heartened bond investors. Inflation was virtually nonexistent, interest rates remained in a steady holding pattern at low levels, and uncertainty reigned regarding the direction of both global and domestic economic growth.

Unfortunately, the specter of renewed inflation as a consequence of a global economic rebound and a healthy U.S. economy spooked bond investors as 1999 unfolded and led to sharp price declines in the fixed-income markets. These economic factors also prodded the Federal Reserve Board to take back the three short-term interest rate cuts it implemented in late 1998. With interest rates on the rise, the fund weathered the storm as best as possible, but experienced many of the same tribulations as the market itself.


Total return for 12 months ended 10/31/99

     Class A         Class B          Class C          Class M
   NAV     POP     NAV     CDSC     NAV     CDSC     NAV     POP
-------------------------------------------------------------------------
  -0.09%  -4.80%  -0.69%  -5.38%   -0.92%  -1.85%   -0.26%  -3.51%
-------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* RISING INTEREST RATES TRIP UP U.S. TREASURIES

U.S. Treasury securities enjoyed a banner year in 1998 at the expense of other bond-market sectors, benefiting from the flight to quality elicited by crises in emerging markets. However, once we entered 1999 and signs appeared that the worst was behind us, investor interest in non-Treasury sectors was rekindled. Treasury securities, in particular, suffered from a steady upward march in interest rates that commenced in the second quarter of 1999. An unexpected jump in the consumer price index in April, the largest one-month increase in nine years, followed by the Fed's May announcement of its shift to a bias toward raising interest rates combined to send market rates scurrying upward.


[GRAPHIC OMITTED: horizontal bar chart BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/98 - 10/31/99

First Boston
High Yield Bond Index            5.54%

Lehman Brothers Mortgage-
Backed Securities Index          3.00%

Lehman Brothers
Corporate Bond Index             0.61%

Lehman Brothers Long-term
Treasury Bond Index             -6.20%

Footnote reads:
*Past performance is not indicative of future results. These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. The indexes may include bonds different from those in the fund. It is not possible to invest directly in an index.


The Fed followed through with its threat, increasing short-term rates in June and August, and again in November, just after the close of the fiscal year. For its part, your fund made only small adjustments to its duration in an attempt to take advantage of the substantial volatility in the marketplace. Duration is a measure of the fund's sensitivity to changes in interest rates; the longer a fund's duration, the more likely its net asset value will be affected by changes in interest rates.

In the summer, we kept the duration slightly short in comparison to similar funds because we believed the market was not pricing in the Fed rate increases we thought were imminent. By early fall, market rates reflected a more sustained aggressive Fed policy than we expected, so we extended the duration slightly in response. Overall, however, our duration posture during the year was neutral, a beneficial stance given the volatility in the markets.

* U.S. SPREAD SECTORS POST VARIED RESULTS

Spread sectors (those offering higher yields than U.S. Treasuries, including high-yield and investment-grade corporates, mortgage-backed securities, and asset-backed securities) fell in and out of favor throughout the fiscal year. Until the year's second quarter, corporate bonds enjoyed a rally, rebounding from sharp losses associated with the flight to quality in 1998.


The case for owning bonds

"While there's no denying that rising interest rates have helped put the debt markets in the doldrums this year, the fact remains that bonds are a viable investment for millions of investors. One of the most obvious reasons to buy bonds is to diversify your portfolio . . . [Y]ear in and year out, stocks won't always offer the souped-up returns that they've generated in the 1990s. That's where bonds come in. They balance out your exposure to stocks and can limit any downside that can occur in a bear market."

-- The Wall Street Journal, 11/19/99

"There are many factors leading us to a positive outlook for the fund. First, while we think the economy is moderating, we do not believe it will slow in a substantial way. We also believe that profitability growth for corporations is likely to be substantial."

-- Krishna Memani, manager Putnam Income Fund


From April through September, however, corporates reeled from a flood of new supply that came to market for two main reasons. First, corporations were seeking to refinance their debt before interest rates went up. Second, companies wanted to secure financing well in advance of 2000, to avoid any problems associated with the Y2K computer bug.

During the same period, mortgage-backed securities fell out of favor because of rising interest rates. When rates rise, the average life of mortgages lengthens and their sensitivity to changes in interest rates increases. Fortunately, we had substantially cut back on the fund's mortgage position before this situation developed.

In September and October, the spread sectors rebounded. The corporate market improved in large part because new supply was much slower than anticipated. While your fund was caught in the initial corporate downdraft, we found numerous opportunities to buy high-grade corporate securities at attractive valuations. As the spread sectors recovered, our increased allocation to them paid off. That included additional purchases in mortgages that were made in September, just in time to take advantage of a rally in September and October.


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                                10/31/98                   10/31/99

Corporate bonds
and notes                        42.3%                     50.6%

U.S. government
and agency obligations           31.1%                     33.0%

Collateralized
mortgage obligations             10.7%                     11.1%

Short-term
investments                      15.0%                      5.5%

Foreign government
bonds and notes                   1.3%                      0.7%

Other                             4.5%                      2.1%

Footnote reads:
*Based on total net assets as of indicated date. Holdings will vary over time.


The main focus of our corporate purchases has been bonds of cyclical companies, those that tend to be sensitive to the ups and downs of the economy. New names include Amerada Hess, an integrated oil and gas company; and, shortly after the close of the period, Georgia Pacific, which we believe will take advantage of higher paper prices. While these holdings were viewed favorably at the end of the reporting period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

In the mortgage-backed sector, we continued to favor and profit from commercial mortgage-backed securities (CMBS). These investments, which include mortgages of office buildings, hotels, multifamily housing, and industrial real estate, offer the advantage of prepayment protection. Some loans, for example, cannot be prepaid during the first five years. Beyond that, we underweighted mortgages with coupons at or near current market rates.

* POSITIVE OUTLOOK REMAINS FOR FISCAL 2000

There are many factors leading us to a positive outlook for the fund. First, while we believe the economy is moderating, we do not think it will slow in a substantial way. We also believe that profitability growth for corporations is likely to be substantial, an ideal environment for the spread sectors. Those sectors remain quite attractively valued now and could well appreciate in future.

The perceived risks of 1997 and 1998, sparked more by a lack of growth overseas than any fundamental problems in the U.S. economy, should fade as overseas economies continue to grow relatively fast. The corporate market also has historically outperformed other sectors in the first quarter of each year. Therefore, we believe the corporate market will provide particularly fertile ground for your fund in the near future.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, mainly through fixed-income securities.




TOTAL RETURN FOR PERIODS ENDED 10/31/99

                      Class A            Class B            Class C             Class M
(inception dates)    (11/1/54)          (3/1/93)           (7/26/99)           (12/14/94)
                   NAV       POP      NAV      CDSC      NAV       CDSC      NAV        POP
----------------------------------------------------------------------------------------------
1 year            -0.09%    -4.80%   -0.69%   -5.38%    -0.92%    -1.85%    -0.26%     -3.51%
----------------------------------------------------------------------------------------------
5 years           37.85     31.23    33.13    31.15     32.77     32.77     36.24      31.80
Annual average     6.63      5.59     5.89     5.57      5.83      5.83      6.38       5.68
----------------------------------------------------------------------------------------------
10 years         103.61     94.06    88.36    88.36     88.83     88.83     97.89      91.37
Annual average     7.37      6.85     6.54     6.54      6.56      6.56      7.06       6.71
----------------------------------------------------------------------------------------------
Annual average
(life of fund)     8.35      8.23     7.32     7.32      7.54      7.54      7.86       7.79
----------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/99

                         Lehman Brothers Aggregate              Consumer
                                Bond Index*                     price index
-----------------------------------------------------------------------------
1 year                             0.53%                           2.69%
-----------------------------------------------------------------------------
5 years                           46.52                           12.51
Annual average                     7.94                            2.39
-----------------------------------------------------------------------------
10 years                         113.52                           33.92
Annual average                     7.88                            2.96
-----------------------------------------------------------------------------
Annual average
(life of fund)                       --                            4.17
-----------------------------------------------------------------------------

*Index inception, 12/31/75.

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/89

                                 Lehman Bros.
             Fund's class A     Aggregate Bond      Consumer price
Date          shares at POP         Index               index

10/31/89         9,525              10,000             10,000
10/31/90         9,726              10,631             10,629
10/31/91        11,481              12,312             10,939
10/31/92        12,843              13,523             11,290
10/31/93        14,687              15,128             11,600
10/31/94        14,077              14,573             11,903
10/31/95        16,361              16,853             12,237
10/31/96        17,356              17,839             12,604
10/31/97        18,898              19,425             12,866
10/31/98        19,423              21,239             13,041
10/31/99       $19,406             $21,352            $13,392

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,836 and $18,883, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,789 ($19,137 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/99

                                Class A       Class B      Class C         Class M
------------------------------------------------------------------------------------------
Distributions (number)            12            12            3              12
------------------------------------------------------------------------------------------
Income                         $0.413        $0.365        $0.098         $0.402
------------------------------------------------------------------------------------------
Return of capital*              0.013         0.011         0.003          0.012
------------------------------------------------------------------------------------------
  Total                        $0.426        $0.376        $0.101         $0.414
------------------------------------------------------------------------------------------
Share value:                 NAV     POP       NAV           NAV        NAV      POP
------------------------------------------------------------------------------------------
10/31/98                    $6.87   $7.21    $6.83           --        $6.84    $7.07
------------------------------------------------------------------------------------------
7/26/99+                      --     --        --          $6.54         --       --
------------------------------------------------------------------------------------------
10/31/99                     6.44    6.76     6.41          6.43        6.41     6.63
------------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------------
Current dividend rate1       6.52%   6.21%    5.80%         6.35%       6.37%    6.15%
------------------------------------------------------------------------------------------
Current 30-day SEC yield2    6.77    6.44     6.01          6.07        6.51     6.29
------------------------------------------------------------------------------------------

* See page 44.

+ Inception date of class C shares.

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.





TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                      Class A          Class B             Class C             Class M
(inception dates)    (11/1/54)         (3/1/93)           (7/26/99)           (12/14/94)
                   NAV      POP      NAV      CDSC      NAV       CDSC      NAV        POP
----------------------------------------------------------------------------------------------
1 year            -1.78%   -6.44%   -2.51%   -7.12%    -2.42%    -3.34%    -1.96%     -5.08%
----------------------------------------------------------------------------------------------
5 years           37.59    31.02    32.67    30.71     32.57     32.57     36.00      31.60
Annual average     6.59     5.55     5.82     5.50      5.80      5.80      6.34       5.65
----------------------------------------------------------------------------------------------
10 years         106.90    97.11    91.29    91.29     92.08     92.08    101.10      94.68
Annual average     7.54     7.02     6.70     6.70      6.74      6.74      7.24       6.89
----------------------------------------------------------------------------------------------
Annual average
(life of fund)     8.37     8.25     7.33     7.33      7.56      7.56      7.88       7.80
----------------------------------------------------------------------------------------------



Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers U.S. Treasury Index with maturities of 10 or more years.

Lehman Brothers Mortgage-Backed Securities Index* includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended October 31, 1999

The Board of Trustees and Shareholders
Putnam Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund, including the fund's portfolio, as of October 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for each of the years or period, in the four-year period ended October 31, 1998, were audited by other auditors, whose report dated December 14, 1998, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 1999, the results of its operations, changes in its net assets and financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.
                                                                KPMG LLP

Boston, Massachusetts
December 7, 1999




The fund's portfolio
October 31, 1999

CORPORATE BONDS AND NOTES (50.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.1%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,010,000  Lamar Media Corp. company guaranty 9 5/8s, 2006                                        $    1,027,675
            470,000  Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                                 462,950
             60,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                              62,700
                                                                                                            --------------
                                                                                                                 1,553,325

Aerospace and Defense (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,520,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               2,129,400
          1,200,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                      1,170,000
         18,410,000  Boeing Co. deb. 6 5/8s, 2038                                                               16,067,696
         13,800,000  Litton Industries Inc. 144A notes 8s, 2009                                                 14,026,320
          1,400,000  Raytheon Co. notes 6 3/4s, 2007                                                             1,333,696
          9,830,000  Raytheon Co. deb. 6.4s, 2018                                                                8,413,792
                                                                                                            --------------
                                                                                                                43,140,904

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
            569,290  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                   523,747

Airlines (1.8%)
--------------------------------------------------------------------------------------------------------------------------
         20,785,000  Airbus Industries 144A bonds, Ser. A, 8.027s, 2020                                         20,785,000
          3,054,378  Continental Airlines, Inc. pass-through certificates
                       Ser. 97CI, 7.42s, 2007                                                                    3,015,771
          2,035,409  Continental Airlines, Inc. pass-through certificates
                       Ser. 974C, 6.8s, 2009                                                                     1,956,638
         12,503,050  Continental Airlines, Inc. pass-through certificates
                       Ser. 981C, 6.541s, 2008                                                                  12,011,805
          9,706,792  Northwest Airlines Corp. pass-thru certificate
                       Ser. 1999-1A, 6.81s, 2020                                                                 8,649,722
         15,440,000  United Air Lines Corp. deb. 9 3/4s, 2021                                                   17,412,614
                                                                                                            --------------
                                                                                                                63,831,550

Apparel (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,130,000  Fruit of the Loom company guaranty 8 7/8s, 2006                                               282,500
          1,770,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                               1,787,700
                                                                                                            --------------
                                                                                                                 2,070,200

Automotive (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         120,600
         11,615,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                    11,076,761
         11,985,000  Delphi Automotive Systems Corp. deb. 7 1/8s, 2029                                          10,785,541
          2,590,000  Federal Mogul Corp. notes 7 3/8s, 2006                                                      2,376,092
          6,000,000  Ford Motor Co. deb. 7.4s, 2046                                                              5,707,140
         14,360,000  Ford Motor Co. bonds 6 5/8s, 2028                                                          12,774,225
          1,600,000  Ford Motor Credit Corp. notes 6.55s, 2002                                                   1,590,688
          1,340,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          1,373,500
            890,000  Talon Automotive Group sr. sub. notes Ser. B, 9 5/8s, 2008                                    712,000
                                                                                                            --------------
                                                                                                                46,516,547

Banks (3.9%)
--------------------------------------------------------------------------------------------------------------------------
         13,820,000  BankAmerica Corp. sr. notes 5 7/8s, 2009                                                   12,552,291
         16,680,000  Bank United med. term notes Ser. A, 8s, 2009                                               15,718,732
         12,700,000  Bayer Hypo-Vereinsbank144A bonds 8.741s, 2031                                              12,270,232
         12,285,000  Colonial Bank sub. notes 8s, 2009                                                          11,504,903
         12,020,000  Dresdner Funding Trust I 144A notes 8.151s, 2031                                           11,231,849
          3,945,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                          3,882,590
          6,260,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                                6,229,263
         10,615,000  Imperial Bank sub. notes 8 1/2s, 2009                                                      10,081,596
          1,860,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                          1,769,232
         21,915,000  Provident Companies, Inc. bonds 7.405s, 2038                                               18,526,941
         13,015,000  Providian National Bank sr. notes 6 3/4s, 2002                                             12,745,329
          5,470,000  Riggs Capital Trust company guaranty Ser. A, 8 5/8s, 2026                                   5,278,550
         14,465,000  Sovereign Bancorp, Inc. sr. notes 6 5/8s, 2001                                             14,178,738
                                                                                                            --------------
                                                                                                               135,970,246

Basic Industrial Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,305,000  American Standard Companies, Inc. sr. notes 7 3/8s, 2008                                    2,028,400
            450,000  Ball Corp. company guaranty 8 1/4s, 2008                                                      438,750
          2,157,000  Ball Corp. company guaranty 7 3/4s, 2006                                                    2,103,075
         13,905,000  Merey Sweeney L.P. 144A sr. notes 8.85s, 2019                                              13,870,238
                                                                                                            --------------
                                                                                                                18,440,463

Broadcasting (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            590,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                        561,975
          1,320,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            1,369,500
          2,800,000  Chancellor Media Corp. sr. sub. notes 9 3/8s, 2004                                          2,856,000
            875,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                       894,688
          1,130,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      1,087,625
          1,575,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                                   1,779,750
            750,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                      750,000
             75,000  Rogers Cablesystems Ltd. notes 11s, 2015 (Canada)                                              84,375
          2,035,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                    1,912,900
          1,000,000  Spanish Broadcasting Systems sr. notes 12 1/2s, 2002                                        1,140,000
         26,575,000  TCI Communications, Inc. deb. 8 3/4s, 2015                                                 29,688,527
            360,000  TCI Communications, Inc. sr. notes 8.65s, 2004                                                387,479
                                                                                                            --------------
                                                                                                                42,512,819

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            530,000  Building Materials Corp. company guaranty 8s, 2008                                            480,975
          4,010,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                 3,498,725
            600,000  NCI Building Systems Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                                 553,500
                                                                                                            --------------
                                                                                                                 4,533,200

Business Equipment and Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         15,396,451  Federal Express Corp. pass-through certificates, Ser. 1998-1A,
                       6.72s, 2022                                                                              14,417,391
            590,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                               601,800
            175,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                             164,500
            619,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               654,593
          1,500,000  Production Resource Group sr. sub. notes 11 1/2s, 2008                                      1,350,000
                                                                                                            --------------
                                                                                                                17,188,284

Cable Television (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            950,000  Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                                  897,750
          1,000,000  Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009                                  900,000
            935,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                           932,663
            600,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                           573,000
            440,000  Charter Communications Holdings LLC sr. disc. notes
                       stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                           259,600
          1,100,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                              1,199,000
            340,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                          322,249
          2,250,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   2,215,350
            230,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                      208,725
          4,795,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    3,764,075
            245,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                            258,475
            561,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                 594,660
          1,200,000  Jones Intercable, Inc. sr. notes 7 5/8s, 2008                                               1,197,000
          1,280,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                    1,376,000
            980,000  NTL Inc. sr. notes, Ser. B, stepped-coupon zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                               656,600
          1,080,000  TeleWest Communications PLC 144A sr. disc. notes stepped-coupon zero % (9 1/4, 4/15/04), 2009
                       (United Kingdom) (STP)                                                                      656,100
                                                                                                            --------------
                                                                                                                16,011,247

Chemicals (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,420,000  Equistar Chemicals LP notes 9 1/8s, 2002                                                    1,431,687
            930,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                             934,650
          2,370,000  Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                       2,375,925
         11,175,000  Nova Chemicals Corp. deb. 7s, 2026 (Canada)                                                10,859,977
          9,290,000  Rohm & Haas Co. 144A deb. 7.85s, 2029                                                       9,506,364
                                                                                                            --------------
                                                                                                                25,108,603

Computer Services and Software (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         23,870,000  IBM Corp. deb. 7 1/8s, 2096                                                                22,782,483
            570,000  Verio Inc. sr. notes 11 1/4s, 2008                                                            587,100
                                                                                                            --------------
                                                                                                                23,369,583

Conglomerates (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,670,000  Canadian Pacific Ltd. deb. 9.45s, 2021 (Canada)                                             6,503,603
         13,135,000  TRW, Inc. 144A notes 7 3/4s, 2029                                                          12,493,749
                                                                                                            --------------
                                                                                                                18,997,352

Consumer Durables (--%)
--------------------------------------------------------------------------------------------------------------------------
            880,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                   673,200

Consumer Non Durables (1.2%)
--------------------------------------------------------------------------------------------------------------------------
         16,700,000  Imperial Tobacco company guaranty 7 1/8s, 2009                                             15,261,295
          1,955,000  Philip Morris Cos., Inc. notes 7 1/2s, 2004                                                 1,944,404
         11,028,000  Philip Morris Cos., Inc. notes 7 1/4s, 2003                                                11,055,791
          4,530,000  Philip Morris Cos., Inc. notes 7 1/8s, 2004                                                 4,432,379
          6,220,000  Philip Morris Cos., Inc. notes 6.8s, 2003                                                   6,085,648
            610,000  Revlon Consumer Products sr. notes 9s, 2006                                                   481,900
            840,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                               655,200
                                                                                                            --------------
                                                                                                                39,916,617

Consumer Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            344,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                                356,040
          1,070,000  Hertz Corp. sr. notes 7s, 2028                                                                961,951
         14,260,000  Hertz Corp. sr. notes 6 1/2s, 2006                                                         13,648,674
          6,080,000  Hertz Corp. notes 6 1/4s, 2009                                                              5,566,848
            471,000  Protection One, Inc. sr. disc. notes 13 5/8s, 2005                                            103,620
                                                                                                            --------------
                                                                                                                20,637,133

Electronics and Electrical Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             180,500
          1,030,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                          1,019,700
          2,540,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                2,082,800
                                                                                                            --------------
                                                                                                                 3,283,000

Energy-related (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,280,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                             4,061,806
         15,270,000  KN Capital Trust III company guaranty 7.63s, 2028                                          13,245,198
          1,180,000  York Power Funding 144A company guaranty 12s, 2007
                       (Cayman Islands)                                                                          1,203,600
                                                                                                            --------------
                                                                                                                18,510,604

Entertainment (1.5%)
--------------------------------------------------------------------------------------------------------------------------
         27,235,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                              24,835,052
            505,000  News America Holdings, Inc. deb. 7.7s, 2025                                                   474,629
          1,110,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                      1,018,425
            800,000  SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                         736,000
          3,450,000  Time Warner Entertainment, Inc. notes 8 7/8s, 2012                                          3,814,561
         14,010,000  Time Warner Entertainment, Inc. sr. notes 8 3/8s, 2033                                     15,001,768
            100,000  United Artists Theatre sr. sub. notes 9 3/4s, 2008                                             20,125
          7,845,000  Walt Disney Co. med. term notes 5.62s, 2008                                                 7,036,573
                                                                                                            --------------
                                                                                                                52,937,133

Environmental Control (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,690,000  Allied Waste Industries, Inc. company guaranty
                       Ser. B, 7 7/8s, 2009                                                                      4,843,613
          8,610,000  Waste Management, Inc. notes 7.7s, 2002                                                     8,038,727
          4,250,000  Waste Management, Inc. notes 6 5/8s, 2002                                                   3,882,418
                                                                                                            --------------
                                                                                                                16,764,758

Food and Beverages (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         14,195,000  Pepsi Bottling Group Inc. sr. notes Ser. B, 7s, 2029                                       13,141,731
          5,275,000  Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                       5,010,881
                                                                                                            --------------
                                                                                                                18,152,612

Gaming (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            330,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                         291,275
          2,800,000  Harrahs Entertainment, Inc. company guaranty 7 7/8s, 2005                                   2,667,000
            320,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                     299,373
          1,020,000  Hollywood Park, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                      986,850
            470,000  Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                                    451,200
          1,590,000  International Game Technology sr. notes 7 7/8s, 2004                                        1,526,400
          2,890,000  Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                    2,810,525
            990,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                           955,350
          3,910,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                        3,685,175
                                                                                                            --------------
                                                                                                                13,673,148

Health Care (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,430,000  Columbia/HCA Healthcare Corp. med. term notes 9s, 2014                                      1,358,500
          3,280,000  Columbia/HCA Healthcare Corp. med. term notes 8.7s, 2010                                    3,106,750
             70,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                               60,850
            480,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                     375,600
            585,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/2s, 2007                                                                         46,800
            600,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/4s, 2008                                                                         48,000
            550,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       stepped-coupon Ser. B, zero %
                       (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                                            11,000
          1,275,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007 (In default) (NON)                                                      38,250
            650,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                                 627,250
            120,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                   36,000
            625,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                         571,875
            170,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            158,525
          2,800,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                       2,520,000
          1,925,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                   1,799,875
                                                                                                            --------------
                                                                                                                10,759,275

Insurance and Finance (17.1%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                                354,874
          1,660,000  Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                            1,509,006
         19,995,000  AFC Capital Trust company guaranty Ser. B, 8.207s, 2027                                    19,142,413
         11,990,000  AFLAC Inc. sr. notes 6 1/2s, 2009                                                          11,293,261
          3,500,000  AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                                     3,985,730
         24,690,000  American General Institute 144A company guaranty
                       8 1/8s, 2046                                                                             24,627,534
          5,135,000  Associates Corp. deb. 6.95s, 2018                                                           4,876,145
          5,575,000  Associates First Capital Corp. sub. deb. 8.15s, 2009                                        5,957,389
         12,300,000  Capital One Financial Corp. notes 7 1/4s, 2006                                             11,685,000
          8,115,000  Capital One Financial Corp. notes 7 1/4s, 2003                                              7,913,829
         17,650,000  Citicorp sub. notes 6 3/8s, 2008                                                           16,621,358
            500,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                         455,871
         15,810,000  Conseco Financing Trust II company guaranty 8.7s, 2026                                     13,756,281
          9,515,000  Conseco, Inc. notes 8 1/2s, 2002                                                            9,543,450
         11,305,000  Conseco, Inc. med-term notes 6 1/2s, 2002                                                  10,767,673
          3,000,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                   600,000
            370,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                    74,000
          1,480,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   251,600
            205,000  Countrywide Home Loan Corp. company guaranty
                       Ser. E, 7.26s, 2004                                                                         206,296
          9,465,000  Countrywide Home Loan Corp. company guaranty
                       6.935s, 2007                                                                              9,248,062
         15,960,000  Countrywide Home Loan Corp. company guaranty
                       med. term notes 6 1/4s, 2009                                                             14,677,295
         13,540,000  Dime Bancorp, Inc. sr. notes 6 3/8s, 2001                                                  13,559,904
          6,200,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                      6,118,594
         17,035,000  Executive Risk Capital Trust company guaranty
                       Ser. B, 8.675s, 2027                                                                     16,903,660
         10,820,000  Finova Capital Corp. notes 6 1/4s, 2002                                                    10,586,721
         14,375,000  Finova Capital Corp. med-term notes 6.11s, 2003                                            13,964,163
         12,397,000  First Citizens Bank Capital Trust I company guaranty
                       8.05s, 2028                                                                              11,033,330
          4,270,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                       4,135,282
         14,240,000  Ford Motor Credit Corp. notes 7 3/8s, 2009                                                 14,314,048
          8,445,000  Ford Motor Credit Corp. sr. notes 5.8s, 2009                                                7,623,048
         22,120,000  General Motors Acceptance Corp. sr. unsub. 5.85s, 2009                                     20,081,421
         13,755,000  Goldman Sachs Group, Inc. (The) notes Ser. B, 7.35s, 2009                                  13,720,613
          5,050,000  Hartford Life, Inc. deb. 7.65s, 2027                                                        4,938,244
            355,000  Heller Financial Inc. notes 6s, 2004                                                          340,356
         15,180,000  Household Finance Corp. notes 6 1/2s, 2008                                                 14,319,446
          1,795,000  Household Finance Corp. sr. unsub. 5 7/8s, 2009                                             1,624,134
          9,830,000  Lehman Bros Holdings, Inc. notes 6 5/8s, 2004                                               9,593,294
         21,165,000  Lehman Bros Holdings, Inc. notes 6 1/4s, 2003                                              20,569,205
         10,120,000  Liberty Mutual Insurance 144A notes 7.697s, 2097                                            8,512,438
          8,490,000  Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                                 7,403,025
          9,555,000  Newcourt Credit Group Inc. company guaranty
                       Ser. A, 7 1/8s, 2003                                                                      9,537,228
          9,380,000  Newcourt Credit Group Inc. 144A notes 6 7/8s, 2005                                          9,266,783
          2,950,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                                     2,851,765
            320,000  Paine Webber Group, Inc. sr. notes 6.55s, 2008                                                300,589
         17,855,000  Paine Webber Group, Inc. sr. med. term notes 6.52s, 2005                                   16,917,613
         21,310,000  Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                              19,805,088
          1,565,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                       1,495,170
          8,000,000  Presidential Life Corp. sr. notes 7 7/8s, 2009                                              7,600,000
         13,975,000  Principal Financial Group 144A notes 7.95s, 2004 (Australia)                               14,114,750
         10,910,000  Prudential Insurance Co. 144A 6 7/8s, 2003                                                 10,861,341
            800,000  RBF Finance Co. company guaranty 11 3/8s, 2009                                                844,000
          3,870,000  RBF Finance Co. company guaranty 11s, 2006                                                  4,102,200
          9,140,000  Salomon, Inc. sr. notes 7.3s, 2002                                                          9,252,788
          1,610,000  Salomon, Inc. sr. notes 6 3/4s, 2003                                                        1,596,476
          6,258,936  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                                6,271,141
          6,500,000  Scotland International Finance 144A sub. notes 8.85s, 2006
                       (Netherlands)                                                                             6,970,795
         13,810,000  Sears Roebuck Acceptance Corp. notes 6 1/2s, 2028                                          11,265,646
          6,160,000  Sprint Capital Corp. company guaranty 6.9s, 2019                                            5,743,646
         12,815,000  Sprint Capital Corp. company guaranty 6 1/8s, 2008                                         11,850,031
          9,400,000  Sprint Capital Corp. company guaranty 5.7s, 2003                                            9,001,722
          8,510,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                                     8,242,190
          3,745,000  State Street Institution 144A company guaranty 7.94s, 2026                                  3,656,768
         18,981,000  Sun Life Canada Capital Trust 144A 8.526s, 2049                                            17,762,040
         12,490,000  Tig Capital Trust I 144A bonds 8.597s, 2027                                                11,562,118
          7,220,000  Transamerica Capital III bonds 7 5/8s, 2037                                                 6,723,625
         10,575,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                                       8,563,529
          1,595,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              1,569,911
          1,555,000  Wilmington Trust Corp. sub. notes 6 5/8s, 2008                                              1,440,459
         11,783,000  Zurich Capital Trust I 144A company guaranty 8.376s, 2037                                  11,335,717
                                                                                                            --------------
                                                                                                               597,393,122

Lodging (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,980,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                  4,320,150
          1,250,000  ITT Corp. notes 6 3/4s, 2005                                                                1,123,925
            530,000  Starwood Hotels & Resorts notes 6 3/4s, 2003                                                  498,576
                                                                                                            --------------
                                                                                                                 5,942,651

Medical Supplies and Devices (--%)
--------------------------------------------------------------------------------------------------------------------------
            350,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                    280,000
            905,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                  651,600
                                                                                                            --------------
                                                                                                                   931,600

Metals and Mining (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            160,000  Anker Coal Group, Inc. 144A sec. notes 14 1/4s, 2007 (PIK)                                     80,000
            810,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          421,200
          1,590,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                        954,000
                                                                                                            --------------
                                                                                                                 1,455,200

Oil and Gas (3.3%)
--------------------------------------------------------------------------------------------------------------------------
         12,855,000  Amerada Hess Corp. bonds 7 7/8s, 2029                                                      12,600,471
         20,595,000  Coastal Corp. bonds 6.95s, 2028                                                            18,388,864
            720,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                   704,282
          3,390,000  Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                                  3,474,750
         22,335,000  Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                               19,512,526
            705,000  Norsk Hydro AS deb. 7.15s, 2025 (Norway)                                                      650,504
         13,205,000  Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                                 12,276,556
          1,270,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                    1,222,375
         11,920,000  Petro-Canada deb. 9 1/4s, 2021 (Canada)                                                    13,356,837
          1,150,000  Petro Geo-Services ADR notes 7 1/2s, 2007 (Norway)                                          1,141,916
         14,815,000  Petro Geo-Services sr. notes 7 1/8s, 2028 (Norway)                                         13,263,573
          1,760,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                                   1,724,800
         19,015,000  Union Oil Company of California company guaranty
                       7 1/2s, 2029                                                                             18,091,822
                                                                                                            --------------
                                                                                                               116,409,276

Packaging and Containers (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Consumers International 144A sr. notes 10 1/4s, 2005                                        1,880,000
          1,750,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                   1,690,710
                                                                                                            --------------
                                                                                                                 3,570,710

Paper and Forest Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          9,360,000  Abitibi-Consolidated Inc. deb. 8 1/2s, 2029                                                 9,219,600
             90,000  Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                          86,774
            940,000  Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                            956,450
          3,670,000  Tembec Industries, Inc. company guaranty 8 5/8s, 2009
                       (Canada)                                                                                  3,578,250
                                                                                                            --------------
                                                                                                                13,841,074

Pharmaceuticals and Biotechnology (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,625,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       1,551,875
          2,800,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                       2,555,000
          6,035,000  Monsanto Co. 144A deb. 6.6s, 2028                                                           5,368,857
                                                                                                            --------------
                                                                                                                 9,475,732

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                 85,500

Pipelines (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          8,055,000  Alliance Pipeline L.P. 144A sr. notes 7.77s, 2015 (Canada)                                  7,752,938
          6,793,838  Express Pipeline Ltd. 144A sub. notes Ser. B, 7.39s, 2019
                       (Canada)                                                                                  5,851,668
          8,725,000  Maritime & NE Pipelines 144A sr. sec. notes 7.7s, 2019                                      8,519,090
          7,935,000  Osprey Trust 144A sec. notes 8.31s, 2003                                                    7,989,553
          8,655,000  Sonat, Inc. notes 7 5/8s, 2011                                                              8,655,433
                                                                                                            --------------
                                                                                                                38,768,682

Publishing (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,510,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                           1,389,200

Real Estate (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,110,000  Avalon Properties, Inc. notes 7 3/8s, 2002 (R)                                              2,112,047
          8,730,000  Avalon Properties, Inc. notes 6 7/8s, 2007 (R)                                              8,161,764
          8,390,000  Avalon Properties, Inc. notes 6 5/8s, 2005 (R)                                              7,988,874
         16,295,000  EOP Operating L.P. notes 6.8s, 2009                                                        15,075,971
          3,955,000  EOP Operating L.P. sr. notes 6 3/4s, 2008                                                   3,672,653
          6,045,000  EOP Operating L.P. notes 6 3/8s, 2002                                                       5,939,152
          3,305,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007 (R)                                      2,712,149
          8,460,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2002 (R)                                      7,854,772
          3,500,000  Tanger Properties Ltd. partnership gtd. notes 8 3/4s, 2001 (R)                              3,476,445
                                                                                                            --------------
                                                                                                                56,993,827

Retail (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,340,000  Federated Department Stores, Inc. sr. notes 8 1/2s, 2003                                    2,433,834
          3,265,000  Federated Department Stores, Inc. notes 6.3s, 2009                                          3,009,808
            680,000  K mart Corp. notes 8 1/8s, 2006                                                               673,200
          1,320,000  K mart Corp. deb. 7.95s, 2023                                                               1,188,000
            660,000  K mart Corp. med. term notes 7.55s, 2004                                                      628,234
            320,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                    276,800
          5,000,000  May Department Stores Co. notes 9 1/2s, 2021                                                5,821,250
          2,760,000  Southland Corp. sr. sub. deb. 5s, 2003                                                      2,380,500
          1,000,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                     820,000
                                                                                                            --------------
                                                                                                                17,231,626

Semiconductors (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,120,000  Amkor Technologies, Inc. 144A sr. notes 9 1/4s, 2006                                        1,083,600

Specialty Consumer Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         11,810,000  Tyco International Ltd. company guaranty 6 3/8s, 2005                                      11,276,306
         16,970,000  Tyco International Ltd. company guaranty 6 1/4s, 2003                                      16,347,880
                                                                                                            --------------
                                                                                                                27,624,186

Steel (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,165,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                       1,153,350
          2,800,000  AK Steel Corp. company guaranty 7 7/8s, 2009                                                2,548,000
            575,000  Ameristeel Corp. company guaranty Ser. B, 8 3/4s, 2008                                        564,938
            810,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                       769,500
          2,760,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                         2,732,400
                                                                                                            --------------
                                                                                                                 7,768,188

Telecommunications (1.4%)
--------------------------------------------------------------------------------------------------------------------------
         14,215,000  AT&T Capital Corp. med. term notes 6.6s, 2005                                              13,701,260
          1,360,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                   1,156,000
            800,000  Call-Net Enterprises Inc. sr. disc. notes stepped-coupon
                       zero % (10.8s, 5/15/04), 2009 (Canada) (STP)                                                464,000
          1,220,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                                707,600
          2,770,000  Call-Net Enterprises Inc. sr. notes 8s, 2008 (Canada)                                       2,354,500
          1,770,000  Covad Communications Group Inc. sr. notes 12 1/2s, 2009                                     1,734,600
            560,000  Dial Call Communications, Inc. sr. disc. notes
                       Ser. B, 10 1/4s, 2005                                                                       571,200
          1,860,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                1,023,000
            200,000  Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                      202,000
          1,215,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             1,075,267
          4,860,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                                4,932,900
          1,100,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                       836,000
          1,020,000  Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                             1,081,200
          4,160,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                              2,059,200
          1,855,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                             1,279,950
          4,225,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                     3,686,313
            970,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                      814,800
            180,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                      90,000
          2,330,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                  2,283,400
          1,270,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                       Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                        1,044,575
            440,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                               489,500
            350,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10.65s, 9/15/02), 2007 (STP)                                                        262,500
          1,320,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (9.95s, 2/15/03), 2008 (STP)                                                         937,200
          1,050,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (9 3/4s, 10/31/02), 2007 (STP)                                                       756,000
          1,350,000  NEXTEL Communications, Inc. sr. disc. notes 9 3/4s, 2004                                    1,375,313
          1,665,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       1,321,194
          1,310,000  Telecommunications Techniques, Inc. company guaranty
                       9 3/4s, 2008                                                                              1,244,500
            390,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                         39,000
          1,940,000  Williams Communications Group Inc. sr. notes 10 7/8s, 2009                                  1,998,200
                                                                                                            --------------
                                                                                                                49,521,172

Telephone Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,060,000  U S West, Inc. notes 5 5/8s, 2008                                                           4,513,621

Textiles (--%)
--------------------------------------------------------------------------------------------------------------------------
            515,000  Day International Group, Inc. company guaranty 9 1/2s, 2008                                   422,300
            935,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                              158,950
                                                                                                            --------------
                                                                                                                   581,250

Transportation (1.2%)
--------------------------------------------------------------------------------------------------------------------------
         14,560,000  Atlas Air, Inc. pass-through certificates Ser. 991A, 7.2s, 2019                            13,472,368
          4,720,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                             4,532,663
            360,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 332,550
         18,435,000  CSX Corp. deb. 7.95s, 2027                                                                 18,613,635
            600,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003
                       (Greece)                                                                                    540,000
          2,830,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                      2,575,300
            540,000  Johnstown America Industries, Inc. sr. sub. notes 11 3/4s, 2005                               549,450
          1,500,000  Pegasus Shipping 144A company guaranty 11 7/8s, 2004                                          465,000
                                                                                                            --------------
                                                                                                                41,080,966

Utilities (3.3%)
--------------------------------------------------------------------------------------------------------------------------
         14,455,000  AES Eastern Energy 144A pass through certificates 9s, 2017                                 13,960,928
          7,275,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                           7,060,315
            700,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                          695,394
          1,660,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                        1,560,400
          2,800,000  Calpine Corp. sr. notes 7 3/4s, 2009                                                        2,628,360
          1,530,000  Cleveland Electric Illuminating Co. 1st mtge 6.86s, 2008                                    1,432,600
          2,625,000  Edison Mission Energy 144A company guaranty 7.33s, 2008                                     2,541,473
          7,357,000  EIP Funding -- Public Service Co. of New Mexico deb.
                       10 1/4s, 2012                                                                             8,037,964
          4,740,000  El Paso Energy Corp. sr. notes 6 3/4s, 2009                                                 4,522,434
          7,870,000  GTE Corp. deb. 6.46s, 2008                                                                  7,544,025
            550,000  Midland Funding Corp. II deb. Ser. A, 11 3/4s, 2005                                           604,874
          1,746,998  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                        1,813,314
          9,235,000  Midwest Energy, Inc. 144A notes 8.7s, 2009                                                  9,311,189
          5,144,000  Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                                   5,202,024
            695,610  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                     701,905
            220,414  Northeast Utilities System notes Ser. A, 8.58s, 2006                                          222,336
          2,973,745  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        2,944,602
            720,000  Public Service Co. of New Mexico sr. notes Ser. B, 7 1/2s, 2018                               684,994
            820,000  Public Service Co. of New Mexico sr. notes Ser. A, 7.1s, 2005                                 810,455
         10,130,000  Southern Energy 144A sr. notes 7.9s, 2009                                                   9,781,224
          8,120,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                                     8,297,584
         11,800,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                     11,786,194
         14,856,000  Texas Utilities Electric Capital Trust V company guaranty
                       8.175s, 2037                                                                             14,606,568
                                                                                                            --------------
                                                                                                               116,751,156

Wireless Communications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Clearnet Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                        95,000
          3,770,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                              3,817,125
                                                                                                            --------------
                                                                                                                 3,912,125
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $1,882,760,593)                                  $1,771,400,014

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (33.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (15.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal Home Loan Mortgage Corporation
     $    4,189,526    7s, July 1, 2012                                                                     $    4,188,186
         30,531,421    5 1/2s, with due dates from December 1, 2010 to
                       August 1, 2011                                                                           28,765,961
         35,000,000    5s, January 15, 2004                                                                     33,135,200
          1,592,195  Federal National Mortgage Association Graduated Payment
                       Mortgages 8s, December 1, 2008                                                            1,647,078
         58,000,000  Federal National Mortgage Association 6 1/2s, TBA,
                       November 25, 2029                                                                        55,580,240
                     Federal National Mortgage Association
                       Pass-Through Certificates
            204,737    11s, with due dates from August 1, 2013 to
                       October 1, 2015                                                                             226,042
         35,293,520    8s, with due dates from June 1, 2024 to
                       October 1, 2029                                                                          35,955,277
         13,396,424    7s, with due dates from November 1, 2010 to
                       August 1, 2014                                                                           13,375,392
          3,576,913    6 1/2s, with due dates from May 1, 2024 to
                       August 1, 2028                                                                            3,427,112
          3,905,704    6 1/2s, with due dates from September 1, 2010 to
                       August 1, 2013                                                                            3,830,013
         42,711,892    6s, with due dates from February 1, 2012 to
                       December 1, 2013                                                                         41,083,281
          2,098,212    5 1/2s, August 15, 2014                                                                   1,974,271
         14,710,000    5 1/8s, February 13, 2004                                                                13,983,620
                     Government National Mortgage Association
                       Pass-Through Certificates
            179,387    11s, with due dates from January 15, 2010 to July 15, 2013                                  197,391
         15,874,958    9 1/2s, November 15, 2028                                                                17,045,737
          1,501,387    9s, December 15, 2021                                                                     1,585,825
            158,000    9s, with due dates from October 15, 2004 to May 15, 2009                                    166,886
        135,169,890    8s, with due dates from May 15, 2023 to February 1, 2029                                138,084,768
             74,733    8s, November 15, 2016                                                                        76,857
         89,328,388    7s, with due dates from January 15, 2023 to May 15, 2028                                 87,812,683
         49,362,664    6 1/2s, with due dates from June 15, 2023 to
                       November 15, 2028                                                                        47,256,627
                                                                                                            --------------
                                                                                                               529,398,447

U.S. Treasury Obligations (17.9%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          7,102,000    10 3/4s, August 15, 2005 (SEG)                                                            8,654,426
              2,000    6 1/8s, November 15, 2027                                                                     1,933
          1,036,000    5 1/2s, August 15, 2028                                                                     921,387
                     U.S. Treasury Notes
          5,580,000    6 1/8s, August 15, 2029                                                                   5,555,560
         15,160,000    6s, August 15, 2009                                                                      15,138,624
         88,940,000    6s, August 15, 2004                                                                      89,148,120
          9,980,000    5 7/8s, February 15, 2004                                                                 9,951,956
         25,530,000    5 7/8s, October 31, 2001                                                                 25,569,827
        251,515,000    5 1/4s, May 15, 2004                                                                    244,402,156
         52,295,000    5 1/4s, August 15, 2003                                                                  51,052,994
        100,175,000    4 3/4s, February 15, 2004                                                                95,651,097
                     U.S. Treasury Notes
         41,995,000    4 5/8s, December 31, 2000                                                                41,502,819
         35,405,000    4 1/4s, November 15, 2003                                                                33,264,060
         12,770,000  U.S. Treasury Interest Strip zero %, February 15, 2019                                      3,622,594
                                                                                                            --------------
                                                                                                               624,437,553
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $1,172,405,303)                                                                $1,153,836,000

COLLATERALIZED MORTGAGE OBLIGATIONS (11.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
GBP      13,350,000  Blackstone Hotel Acquisition Co. sr. mtge. loan
                       FRN 3.3449s, 2003                                                                    $   21,863,767
      $  22,525,000  Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                       Class A3, 6.57s, 2007                                                                    21,648,637
          6,994,010  Countrywide Home Loan Ser. 98-3, Class A5, 6.75s, 2028                                      6,575,462
          9,610,000  Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                       Class A8, 6.5s, 2024                                                                      8,887,712
                     Criimi Mae Commercial Mortgage Trust
         33,035,000    Ser. 98-C1, Class A2, 7s, 2011                                                           28,255,248
         13,675,000    Ser. 98-C1, Class B, 7s, 2011                                                            10,162,234
                     DLJ Commercial Mortgage Corp.
          5,680,000    Ser. 99-CG3, Class A1B, 7.34s, 2009                                                       5,704,850
          4,700,000    Ser. 99-CG3, Class A1A, 7.12s, 2008                                                       4,716,156
            374,803  Fannie Mae Ser. 99-7, Class CZ, 6.5s, 2029                                                    328,421
                     Fannie Mae Strip
         20,108,917    Ser. 281, Class 2, Interest Only (IO), 9s, 2026                                           5,363,425
         18,208,998    Ser. 279, Class 2, IO, 9s, 2026                                                           4,856,681
          9,811,034    Ser. 217, Class 2, IO, 8s, 2023                                                           2,901,920
          3,548,182    Ser. 176, Class 2, IO, 8s, 2022                                                           1,049,486
         53,952,055    Ser. 215, Class 2, IO, 7s, 2023                                                          15,494,356
          7,705,784    Ser. 203, Principal Only (PO), zero %, 2029                                               4,808,891
         44,581,762  First Union-Lehman Brothers Commercial Mortgage Co.
                       Ser. 97-C2, IO, 1.384s, 2027                                                              3,312,286
                     Freddie Mac
          6,163,438    Ser. 2182, Class SA, 7.91s, 2025                                                          5,389,156
          6,860,000    Ser. T-20, Class A6, 7.49s, 2029                                                          6,860,000
         12,071,000    Ser. 2183, Class SG, 6.39s, 2014                                                          9,656,800
          8,740,350    Ser. 2182, Class EC, PO, zero %, 2025                                                     6,643,213
          7,870,000  GE Capital Mortgage Services, Inc. Ser. 98-11,
                       Class 2A4, 6.75s, 2028                                                                    7,466,663
          9,611,000  General Growth Properties-Ivanhoe Ser. 99-C1,
                       Class F, 7.92s, 2004                                                                      9,611,000
          5,962,000  GMAC Commercial Mortgage Securities Inc. Ser. 98-C1,
                       Class E, 7.155s, 2011                                                                     5,495,520
                     GS Mortgage Securities Corp. II
          5,945,000    Ser. 98-GLII, Class D, 7.97s, 2031                                                        5,357,931
          6,005,000    Ser. 98-GLII, Class A2, 6.562s, April 13, 2031                                            5,674,725
          3,900,923  Headlands Mortgage Securities, Inc. Ser. 98-1,
                       Class X2, IO, 6.5s, 2028                                                                    791,156
                     Housing Securities Inc.
          1,067,948    Ser. 91-B, Class B6, 9s, 2006                                                             1,063,943
          2,222,600    Ser. 93-F, Class F9M2, 7s, 2023                                                           2,116,332
            401,116    Ser. 94-1, Class AB1, 6 1/2s, March 25, 2009                                                348,095
                     LB Commercial Conduit Mortgage Trust
          8,465,000    Ser. 99-C2, Class A2, 7.325s, 2009                                                        8,494,098
          4,845,000    Ser. 99-C2. Class A1, 7.105s, 2008                                                        4,862,627
         25,563,000    Ser. 99-C1, Class A2, 6.78s, 2009                                                        24,793,114
          4,829,085    Ser. 99-C1, Class A1, 6.41s, 2007                                                         4,712,320
                     Merrill Lynch Mortgage Investors, Inc.
          5,989,000    Ser. 98-C2, Class D, 6.954s, 2030                                                         5,511,752
          7,221,163    Ser. 98-C2, Class A1, 6.22s, 2030                                                         7,042,891
         13,771,083    Ser. 96-C2, IO, 1.557s, 2028                                                                970,969
          7,749,530    Ser. 98-C2, IO, 1.447s, 2030                                                                559,419
                     Morgan Stanley Capital I
          5,935,000    Ser. 96-WF1, Class A2, 7.231s, 2006                                                       5,978,585
         18,975,000    Ser. 99-CAM1, Class A3, 6.92s, 2008                                                      18,702,234
          6,160,000    Ser. 98-XL1, Class A3, 6.48s, 2030                                                        5,870,288
         42,269,730  Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X,
                       IO, 1.366s, 2012                                                                          2,939,067
          1,624,443  Prudential Home Mortgage Securities Ser. 92-25,
                       Class B3, 8s, 2022 (In default) (NON)                                                     1,575,710
                     Prudential Home Mortgage Securities 144A
            568,733    Ser. 94-31, Class B3, 8s, 2009                                                              559,402
            364,297    Ser. 94-31, Class B4, 8s, 2009                                                              333,787
          3,289,535    Ser. 93-31, Class B2, 6s, 2000                                                            3,244,304
          8,905,000  Residential Asset Securitization Trust Ser. 98-A12,
                       Class A14, 8s, 2028                                                                       9,097,014
          7,580,000  Residential Funding Mortgage Sec. I Ser. 98-S13,
                       Class A21, 6.75s, 2028                                                                    7,160,750
          4,442,006  Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                                     4,453,511
                     Structured Asset Security Corp.
          4,973,392    144A 8.712s, 2027                                                                         5,172,328
          9,209,121    Ser. 98-RF2, 8.58s, 2028                                                                  9,550,146
         36,737,923    Ser. 98-RF3, IO, 6.1s, 2028                                                               7,283,293
         37,371,376  TIAA Retail Commercial Mortgage Trust, Ser. 99-1,
                       Class A, 7.17s, 2008                                                                     37,172,840
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $396,982,190)                                                                  $  388,444,515

PREFERRED STOCKS (0.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              8,245  AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                  $      140,165
                822  Capstar Broadcasting, Inc. $12.00 pfd. (PIK)                                                   96,174
              1,184  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                  138,528
             10,880  Centaur Funding Corp 144A 9.08% cum. pfd. (Cayman Islands)                                 11,193,562
             24,956  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                                 673,812
              2,855  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                                 154,170
              3,271  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                            349,997
                850  Fresenius Medical Capital Trust I company guaranty
                       Ser. D, 9.00%, pfd. (Germany)                                                               824,500
              2,910  Fresenius Medical Capital Trust II company guaranty
                       7.875%, pfd. (Germany)                                                                    2,589,900
                187  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                          2,028,950
             12,580  Webster Financial Ser. A, 7.375% cum. pfd.                                                 12,177,440
                                                                                                            --------------
                     Total Preferred Stocks (cost $30,410,879)                                              $   30,367,198

ASSET-BACKED SECURITIES (0.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    9,389,546  First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                            $    7,981,114
          1,900,000  Green Tree Financial Corp. Ser. 97-1, Class B2, 7.76s, 2028                                 1,400,656
         10,609,086  Green Tree Recreational Equipment & Cons. Ser. 97-B,
                       Class A1, 6.55s, 2028                                                                    10,537,807
          7,637,938  Green Tree Recreational Equipment & Cons. Ser. 98-A,
                       Class A1C, 6.18s, 2019                                                                    7,520,385
         65,355,000  Lehman Manufactured Housing Ser. 98-1,
                       Class 1 IO, 0.82s, 2028                                                                   2,302,743
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $32,355,463)                                       $   29,742,705

FOREIGN GOVERNMENT BONDS AND NOTES (0.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
USD       2,405,000  Ontario (Province of) sr. unsub. 5 1/2s, 2008 (Canada)                                 $    2,180,638
USD      22,670,000  Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                      20,643,529

                     Total Foreign Government Bonds and Notes
                       (cost $24,955,456)                                                                   $   22,824,167

MUNICIPAL BONDS AND NOTES (0.3%) (a) (cost $11,820,587)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
--------------------------------------------------------------------------------------------------------------------------
        $11,830,000  CT, Mashantucket Pequot Tribe 144A Rev. Bonds,
                       Ser. A, FSA, 6.57s, 9/1/13                                               Aaa         $   10,573,654

CONVERTIBLE BONDS AND NOTES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                         $      988,750
            780,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                  586,950
          1,500,000  LAM Research Corp. 144A cv. sub. notes 5s, 2002                                             1,736,250
          1,000,000  Micron Technology, Inc cv. Notes 6 1/2s, 2005                                                 780,000
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $3,539,588)                                    $    4,091,950

COMMON STOCKS (--%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                150  AmeriKing, Inc. (NON)                                                                  $        1,500
             11,000  AMFM, Inc. (NON)                                                                              770,000
              3,544  Fitzgerald Gaming Corp. (NON)                                                                     886
              1,213  Hedstrom Holdings, Inc. 144A (NON)                                                              1,213
              1,752  Intermedia Communications, Inc. (NON)                                                          45,552
                 73  Mothers Work, Inc. (NON)                                                                          767
             44,051  PSF Holdings LLC Class A (NON)                                                                550,638
                                                                                                            --------------
                     Total Common Stocks (cost $2,143,539)                                                  $    1,370,556

WARRANTS (--%) (a) (NON)                                                                         EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
             24,000  CGA Group Ltd. 144A                                                        2/11/07     $          240
              1,285  Club Regina, Inc. 144A                                                     12/1/04              1,285
                270  Colt Telecommunications Group PLC
                       (United Kingdom)                                                         12/31/06           135,000
                 10  E. Spire Communications, Inc.                                              11/1/05                300
                260  Esat Holdings, Inc. (Ireland)                                              2/1/07              19,760
                180  Long Distance International, Inc. 144A                                     4/13/08                360
                315  McCaw International Ltd.                                                   4/15/07              1,339
                390  Telehub Communications Corp.                                               7/31/05              1,950
                835  UIH Australia/Pacific, Inc. 144A                                           5/15/06             25,050
                440  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08             63,800
                                                                                                            --------------
                     Total Warrants (cost $171,245)                                                         $      249,084

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $134,750)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,695  Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                            $       88,935

SHORT-TERM INVESTMENTS (5.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   62,000,000  Citi Group, Inc. effective yield of 5.31%, November 1, 1999                            $   62,000,000
         57,000,000  Federal Home Loan Mortgage Corp., effective yield of 5.32%,
                       November 1, 1999                                                                         57,000,000
         75,000,000  Wal-Mart Stores, effective yield of 5.34%, November 1, 1999                                75,000,000
                                                                                                            --------------
                     Total Short-Term Investments (cost $194,000,000)                                       $  194,000,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,751,679,593) (b)                                            $3,606,988,778
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,499,690,694.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $3,755,213,653, resulting in gross unrealized appreciation and depreciation of $10,725,673 and $158,950,548, respectively, or net unrealized depreciation of $148,224,875.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1999.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FSA represents Financial Security Assurance Corporation.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at October 31, 1999, which are subject to change based on the terms of the security.


-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1999
                           Market   Aggregate Face       Delivery   Unrealized
                           Value        Value              Date    Depreciation
-------------------------------------------------------------------------------
British Pounds          $20,824,408   $20,387,169         2/3/00    $(437,239)
-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999
                                     Aggregate Face     Expiration  Unrealized
                         Total Value     Value             Date    Depreciation
-------------------------------------------------------------------------------
U.S. Treasury Bonds
20yr (Long)             $17,266,250   $17,416,551         Dec-99    $(150,301)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,751,679,593) (Note 1)    $3,606,988,778
-----------------------------------------------------------------------------------------------
Foreign currency (cost $659)                                                                654
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            56,180,781
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                5,068,864
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      132,152,898
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         199,500
-----------------------------------------------------------------------------------------------
Total assets                                                                      3,800,591,475

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     25,341,278
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    259,441,849
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            9,147,115
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          4,482,028
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              397,105
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            76,483
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,640
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,326,888
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                             437,239
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  248,156
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   300,900,781
-----------------------------------------------------------------------------------------------
Net assets                                                                       $3,499,690,694

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,789,974,494
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             85,462
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (145,098,029)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (145,271,233)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,499,690,694

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,160,120,962 divided by 180,075,908 shares)                                            $6.44
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.44)*                                    $6.76
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($458,766,330 divided by 71,582,302 shares)**                                             $6.41
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,869,439 divided by 290,550 shares)**                                                  $6.43
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,623,060,909 divided by 253,302,748 shares)                                            $6.41
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.41)*                                    $6.63
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($255,873,054 divided by 39,618,742 shares)                                               $6.46
-----------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net foreign tax of $106,639)                                            $ 249,503,408
-----------------------------------------------------------------------------------------------
Dividends                                                                             2,098,029
-----------------------------------------------------------------------------------------------
Total investment income                                                             251,601,437

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     18,218,286
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        6,775,909
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        51,888
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         31,081
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 3,334,116
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 4,924,841
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                     1,626
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 7,940,292
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  90,105
-----------------------------------------------------------------------------------------------
Registration fees                                                                       133,942
-----------------------------------------------------------------------------------------------
Auditing                                                                                 12,455
-----------------------------------------------------------------------------------------------
Legal                                                                                    41,035
-----------------------------------------------------------------------------------------------
Postage                                                                                 311,597
-----------------------------------------------------------------------------------------------
Other                                                                                   194,199
-----------------------------------------------------------------------------------------------
Total expenses                                                                       42,061,372
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (984,676)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         41,076,696
-----------------------------------------------------------------------------------------------
Net investment income                                                               210,524,741
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (112,186,288)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         179,169
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (1,378,766)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and
liabilities in foreign currencies during the year                                     2,241,465
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
and TBA sale commitments during the year                                           (113,200,515)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (224,344,935)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $ (13,820,194)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $210,524,741    $209,780,589
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                      (113,385,885)    (48,229,291)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                   (110,959,050)    (81,157,171)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (13,820,194)     80,394,127
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (78,558,769)    (79,385,042)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (25,718,093)    (22,749,198)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (9,492)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (91,242,779)    (64,035,315)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (14,995,609)    (13,178,073)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (3,839,887)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,257,079)             --
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                (464)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (4,459,871)             --
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (732,973)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                  --      (6,772,757)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --      (2,151,676)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                  --              --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --      (3,964,090)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                                  --        (896,482)
---------------------------------------------------------------------------------------------------------------
From return of capital
    Class A                                                                          (2,501,477)     (5,156,795)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (818,918)     (1,477,771)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                (302)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (2,905,362)     (4,159,687)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (477,492)       (856,038)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   384,718,493   1,241,196,260
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        143,379,732   1,116,807,463

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 3,356,310,962   2,239,503,499
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $85,462 and $2,851,787, respectively)                                  $3,499,690,694  $3,356,310,962
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $6.87            $7.14            $7.02            $7.07            $6.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .40(c)           .48(c)           .45              .45              .47
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.40)            (.28)             .15             (.04)             .55
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                  --              .20              .60              .41             1.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.40)            (.40)            (.44)            (.46)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --             (.04)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.01)            (.03)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.43)            (.47)            (.48)            (.46)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $6.44            $6.87            $7.14            $7.02            $7.07
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               (.09)            2.78             8.88             6.08            16.23
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,160,121       $1,426,583       $1,296,600       $1,037,718         $928,995
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .96             1.02             1.17             1.17             1.05
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.95             6.69             6.39             6.50             6.91
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             209.02           257.12           265.71           213.46           169.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $6.83            $7.11            $6.99            $7.04            $6.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .35(c)           .42(c)           .39              .40              .42
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.39)            (.28)             .16             (.04)             .55
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.04)             .14              .55              .36              .97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.35)            (.36)            (.39)            (.41)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --             (.04)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.01)            (.02)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.38)            (.42)            (.43)            (.41)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $6.41            $6.83            $7.11            $6.99            $7.04
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               (.69)            1.92             8.15             5.32            15.46
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $458,766         $494,703         $403,704         $340,775         $260,769
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.71             1.77             1.92             1.92             1.80
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.20             5.92             5.64             5.76             6.14
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             209.02           257.12           265.71           213.46           169.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          July 26, 1999+
operating performance                                                                                              to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $6.54
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                                                                 .10
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.01)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.10)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                          --(d)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                     --(d)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $6.43
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                   (.13)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $1,869
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .46*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                1.36*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 209.02
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           Dec. 14, 1994+
operating performance                                                Year ended October 31                          to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $6.84            $7.11            $6.99            $7.04            $6.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .38(c)           .47(c)           .43              .44              .43
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.40)            (.28)             .16             (.04)             .54
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.02)             .19              .59              .40              .97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.38)            (.39)            (.43)            (.45)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)              --               --               --               --(d)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --             (.04)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.01)            (.03)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.41)            (.46)            (.47)            (.45)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $6.41            $6.84            $7.11            $6.99            $7.04
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               (.26)            2.58             8.74             5.92            15.43*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,623,061       $1,188,620         $368,297          $18,937           $7,673
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.21             1.27             1.42             1.42             1.19*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.68             6.53             5.76             6.28             5.17*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             209.02           257.12           265.71           213.46           169.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.



Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $6.88            $7.15            $7.02            $7.07            $6.52
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .41(c)           .50(c)           .47              .47              .47
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.39)            (.28)             .16             (.04)             .57
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .02              .22              .63              .43             1.04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.41)            (.42)            (.46)            (.48)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)              --               --               --               --(d)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --             (.04)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.01)            (.03)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.44)            (.49)            (.50)            (.48)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $6.46            $6.88            $7.15            $7.02            $7.07
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                .27             3.02             9.23             6.31            16.65
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $255,873         $246,405         $170,902         $133,516         $107,414
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .71              .77              .92              .92              .86
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.19             6.92             6.64             6.76             7.14
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             209.02           257.12           265.71           213.46           169.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Per share distributions were less than $.01 per share.



Notes to financial statements
October 31, 1999

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering Class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principle exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is, at all times, at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1999, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At October 31, 1999, the fund had a capital loss carryover of approximately $141,714,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover              Expiration
--------------              ----------------
  $ 21,203,000              October 31, 2006
   120,511,000              October 31, 2007

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, foreign market discount and book/tax amortization differences. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1999, the fund reclassified $7,523,950 to increase undistributed net investment income and $48,138 to increase paid-in-capital, with an increase to accumulated net realized losses of $7,572,088. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any amount thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc.. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 1999, the payable to the subcustodian bank represents the amount due for a cash advance for the settlement of a security purchased.

For the year ended October 31, 1999, fund expenses were reduced by $984,676 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,774 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $329,655 and $1,967,295 from the sale of class A and class M shares, respectively and received $1,104,203 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $62,410 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $4,585,392,294 and $4,100,570,026, respectively. Purchases and sales of U.S. government obligations aggregated $3,188,406,946 and $3,025,567,742, respectively.

Note 4
Capital shares

At October 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     85,980,837      $ 581,237,616
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,082,232         67,300,640
-----------------------------------------------------------------------------
                                                96,063,069        648,538,256

Shares
repurchased                                   (123,574,707)      (830,101,980)
-----------------------------------------------------------------------------
Net decrease                                   (27,511,638)     $(181,563,724)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    117,513,808       $833,959,048
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,148,559         71,782,053
-----------------------------------------------------------------------------
                                               127,662,367        905,741,101

Shares
repurchased                                   (101,554,672)      (720,337,135)
-----------------------------------------------------------------------------
Net increase                                    26,107,695       $185,403,966
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     22,318,917       $149,461,315
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,059,313         20,291,028
-----------------------------------------------------------------------------
                                                25,378,230        169,752,343

Shares
repurchased                                    (26,184,970)      (173,951,299)
-----------------------------------------------------------------------------
Net decrease                                      (806,740)      $ (4,198,956)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     30,433,688       $214,171,299
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,689,774         18,923,375
-----------------------------------------------------------------------------
                                                33,123,462        233,094,674

Shares
repurchased                                    (17,522,146)      (123,354,854)
-----------------------------------------------------------------------------
Net increase                                    15,601,316       $109,739,820
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                          to October 31, 1999
-----------------------------------------------------------------------------
Class C                                                                Amount
-----------------------------------------------------------------------------
Shares sold                                        295,519        $ 1,899,822
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,464              9,367
-----------------------------------------------------------------------------
                                                   296,983          1,909,189

Shares
repurchased                                         (6,433)           (41,469)
-----------------------------------------------------------------------------
Net increase                                       290,550        $ 1,867,720
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                    109,475,894      $ 740,922,579
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      342,020          2,265,651
-----------------------------------------------------------------------------
                                               109,817,914        743,188,230

Shares
repurchased                                    (30,394,471)      (199,897,904)
-----------------------------------------------------------------------------
Net increase                                    79,423,443      $ 543,290,326
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                    233,079,491     $1,647,065,092
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      297,510          2,092,733
-----------------------------------------------------------------------------
                                               233,377,001      1,649,157,825

Shares
repurchased                                   (111,298,763)      (787,992,957)
-----------------------------------------------------------------------------
Net increase                                   122,078,238     $  861,164,868
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     26,162,845      $ 175,327,648
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,424,462         16,206,074
-----------------------------------------------------------------------------
                                                28,587,307        191,533,722

Shares
repurchased                                    (24,778,519)      (166,210,595)
-----------------------------------------------------------------------------
Net increase                                     3,808,788      $  25,323,127
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     26,281,110      $ 186,532,273
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,109,915         14,930,593
-----------------------------------------------------------------------------
                                                28,391,025        201,462,866

Shares
repurchased                                    (16,472,127)      (116,575,260)
-----------------------------------------------------------------------------
Net increase                                    11,918,898      $  84,887,606
-----------------------------------------------------------------------------

Note 5
Change in Independent Accountants
(Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended October 31, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

For the year ended October 31, 1999, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 1.0% of the distributions from net investment income, as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Krishna K. Memani
Vice President and Fund Manager

Kevin M. Cronin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN035 56827 004/312/510/514 12/99


PUTNAM INVESTMENTS                                         SCALE LOGO OMITTED
-----------------------------------------------------------------------------
Putnam Income Fund

Supplement to Annual Report dated 10/31/99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, class B, class C, and class M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
-----------------------------------------------------------------------------
Total return
for periods ended 10/31/99                            NAV

1 year                                                0.27%
5 years                                              39.94
Annual average                                        6.95
10 years                                            106.52
Annual average                                        7.52
Life of fund (since class A inception, 11/1/54)
Annual average                                        8.39

Share value:                                          NAV
10/31/98                                             $6.88
10/31/99                                             $6.46
-----------------------------------------------------------------------------

                                                       Return of
Distributions:    No.    Income      Capital gains      capital       Total
                  12     $0.427           --            $0.013       $0.440
-----------------------------------------------------------------------------

Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class
A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.